Exhibit 99.1

JANUARY 2026 Beyond Building Innovation the Premier to Impact: Endocrinology Business J.P. Morgan Healthcare Conference Angela

Forward Looking Statements and Legal Disclaimers

Forward Looking Statements:

This presentation contains forward-looking statements. Crinetics Pharmaceuticals, Inc. ("Crinetics," the "company," "we," "us," or "our") cautions you that all statements other than statements of historical facts contained in this presentation are forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding: our ability to effectively commercialize PALSONIFY (paltusotine) to become a market leader or a "blockbuster"; our estimates relating to market size, or our ability to drive diagnosis and treatment for undiagnosed patients; the plans and timelines approval of paltusotine outside the US; the plans and timelines for a Phase 3 program, regulatory filings or approval of paltusotine for carcinoid syndrome, for atumelnant for CAH and for atumelnant for ACTH-dependent Cushing's syndrome; the ability of atumelnant to transform CAH treatment or to become a "blockbuster" therapy for CAH; the ability of CRN09682 to become a "blockbuster" for neuroendocrine tumors or other SST2+ tumors; the plans and timelines for the clinical development of our drug candidates, including the therapeutic potential and clinical benefits or safety profile thereof; and the expected timing for the initiation of clinical trials or the potential benefits of our development candidates in patients across multiple indications; the expected timing of additional research pipeline updates or the expected timing of the advancement of those programs; and the expected timing through which our cash, cash equivalents, and short-term investments will fund our operating plans or its operating cash burn guidance. In some cases, you can identify forward-looking statements by terms such as "may," "believe," "anticipate," "could," "should," "estimate," "expect," "intend," "plan," "project," "will," "contemplate," "predict," "continue," "forecast," "aspire," "lead to," "designed to," "goal," "aim," "potential," "target," "vision" or other similar terms or the negatives thereof.

These statements speak only as of the date of this presentation, involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, without limitation: the data available at the time of data analysis; estimates relating to market size and growth potential, which involve a number of assumptions and limitations, particularly about any projections, assumptions, and estimates of our future performance; the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk; the possibility of unfavorable new clinical data and further analyses of existing clinical data; potential delays in the commencement, enrollment and completion of clinical trials and the reporting of data therefrom; our dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the success of our clinical trials and nonclinical studies; regulatory developments or political changes, policies related to pricing and pharmaceutical drug reimbursement in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization; our ability to obtain and maintain intellectual property protection for our product candidates; we may use our capital resources sooner than we expect or our cash burn rate may accelerate; and other risks described under the heading "Risk Factors" in documents we file from time to time with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Legal Disclaimers:

This presentation contains a preliminary and unaudited estimate of our net product revenue from PALSONIFY as of December 31, 2025. This preliminary and unaudited estimate remains subject to completion of our financial closing procedures, including the completion of management's reviews and related internal controls over financial reporting. Accordingly, such amount reflects our preliminary and unaudited estimate with respect to such information, based on information currently available to management, and may vary from our actual financial position as of December 31, 2025.

Further, this preliminary and unaudited estimate is not a comprehensive statement or estimate of our financial results or financial condition as of December 31, 2025. The preliminary and unaudited estimate included in this presentation has been prepared by, and is the responsibility of, our management. In addition, BDO USA, P.C., our independent registered public accounting firm, has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary and unaudited estimate set forth herein. Accordingly, BDO USA, P.C. does not express an opinion or any other form of assurance with respect thereto. It is possible that we may identify items that require us to make adjustments to the preliminary and unaudited estimate set forth herein. This preliminary estimate should not be viewed as a substitute for financial statements prepared in accordance with generally accepted accounting principles in the United States and is not necessarily indicative of the results to be achieved in any future period. Additional information and disclosure is required for a more complete understanding of our financial position and results of operations as of December 31, 2025. Accordingly, you should not place undue reliance on this preliminary and unaudited estimate.

CRINETICS PHARMACEUTICALS | 2

2025: A Breakout Year


Commercial
Infrastructure
R&D

Commercial

- Launched PALSONIFY™ (paltusotine)
- Demonstrated Early Success Towards Market Leadership

Infrastructure

- Built Fully-Integrated Pharmaceutical Company
- Well-Funded well into 2030

R&D

- Presented Positive Phase 2 Data on Atumelnant Showing Potential to Transform CAH Treatment
- Initiated Phase 3 Studies in CS and Adult CAH and Phase 1/2 in NETs

Preliminary and Unaudited ~$1.4 Billion in Cash, Cash Equivalents, and Investments[1]

1 As of January 8, 2026; includes the net proceeds from our recent underwritten public offering of common stock that closed on January 8, 2026.

CAH = Congenital Adrenal Hyperplasia; CS = Carcinoid Syndrome. NETs = Neuroendocrine Tumors.

CRINETICS PHARMACEUTICALS | 3

What's Next:
Late-Stage Pipeline of Transformative Assets

PRODUCT CANDIDATE	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	REGISTRATIONAL	APPROVED	US Patients
Paltusotine (Oral SST2 Agonist)	Acromegaly (US)							36,000[1]
	Acromegaly (EU)							
Paltusotine (Oral SST2 Agonist)	Carcinoid Syndrome							18,000-34,000[2]
Atumelnant (Oral ACTH Antagonist)	Congenital Adrenal Hyperplasia (adult)							~12,000[3]
Atumelnant (Oral ACTH Antagonist)	Congenital Adrenal Hyperplasia (pediatric)							~5,000[3]
Atumelnant (Oral ACTH Antagonist)	Adrenocorticotropic Hormone (ACTH)-Dependent Cushing's Syndrome							~5,000[4]
CRN09682 (Non-Peptide Drug Conjugate)	Neuroendocrine Tumors (NETs) and SST2-Expressing Tumors							NETs: 11,000-21,000[5] more with other SST2+ tumors

PROMISING ASSETS FROM DISCOVERY ENGINE

- PTH Antagonist | Hyperparathyroidism and Other Diseases of Hypercalcemia
- TSH Antagonist | Graves' Disease, TED
- SST3 Agonist | Polycystic Kidney Disease
- Oral GLP-1 Nonpeptide | Diabetes, Obesity
- Oral GIP Nonpeptide | Diabetes, Obesity

PARTNERING OUR TECHNOLOGY

SANWA KAGAKU KENKYUSHO CO., LTD.
Licensed Paltusotine for Acromegaly Development and Commercialization in Japan

Radionetics Oncology
Licensee of Targeted, Nonpeptide Radiopharmaceuticals

loyal
Licensee of CRN01941 for veterinary use

SST: somatostatin receptor type; ACTH: adrenocorticotropic hormone; NETs: Neuroendocrine tumors; TSH: thyroid-stimulating hormone; TED: thyroid eye disease; ADPKD: Autosomal dominant polycystic kidney disease; PTH: parathyroid hormone; GLP-1: glucagon-like peptide-1 receptor agonists; GIP: gastric inhibitory polypeptide; IND: Investigational New Drug Application; PDUFA: Prescription Drug User Fee Act; CHMP: Committee for Medicinal Products for Human Use.
[1] US patients only, EU TAM not provided. [2] Patients on SRL treatment for carcinoid syndrome; [3] 27K total CAH patients, but 17K requiring adjunct GC doses; [4] 5K patients ineligible for surgery or with tumor recurrence that will require pharmaceutical therapy; [5] Patients undergoing antitumor agent treatment for NENs; [6] Diagnosed patients in US

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PALSONIFY: Strong Commercial Fundamentals Reflect Early Success

Patients
Activated and Motivated

>200
Enrollment Forms

22/22
Enrollment Forms from U.S. OLE Patients

Providers
Adopting with Confidence

>125
Unique Palsonify Prescribers

~50% | ~50%
Prescriber Setting Community | PTC

Payers
Recognizing Value Proposition

~50% / ~50%
Reimbursed vs. Quickstart for Newly Filled Bottles

12 Months
Duration of Most Prior Authorizations

>$5M PALSONIFY 4Q2025 Net Product Revenue
(Preliminary and Unaudited)

Note: Data as of December 31, 2025. An enrollment form is an official document containing both HCP and patient consent, submitted to CrinetiCARE or specialty pharmacies (Orsini or Biologics) to initiate a patient on Palsonify. Pituitary treatment centers (PTCs) or community practices may also choose to submit an enrollment form to CrinetiCARE when dispensing the medication directly to the patient. 81% of prior authorizations have a minimum 300-day duration based on data from specialty pharmacies. Abbreviations: OLE, Open-Label Extension; PTC, Pituitary Treatment Center.

CRINETICS PHARMACEUTICALS | 5

Palsonify is Delivering Meaningful Patient Impact Megan David David Ashleigh Previously treated with combination of Previously treated with somatuline depot Previously treated with SRL injections, monthly and weekly injections, and is injections, then Mycapssa, and is now and is now on PALSONIFY. now on PALSONIFY. on PALSONIFY. Ashleigh is an OLE patient. “I’ve had some type of pain in my “For the first time in a long time, hands since before 2018. I’d been on managing my acromegaly feels, “Being on PALSONIFY has been PALSONIFY for about a week and a well, manageable. Now I don’t think wonderful. I’ve been waiting for the half. My wife and I were getting so much about my acromegaly clinical trial to be over so I can shout ready for bed. It got quiet. And I medication. I just get up, take my it from the rooftops.” looked down and said ‘Baby my pills, and get ready for the day.” hands don’t hurt.’” CRINETICS PHARMACEUTICALS | 6

Paltusotine: Indication of Blockbuster Carcinoid Syndrome Potential for a Second 18-34K people Substantial with carcinoid syndrome in the U.S. Patient treated with SRLs1 Impact Patients on painful monthly SRLs injections often have breakthrough symptoms Positive Phase 2 Data Phase 3 Trial Underway Flushing frequency reduced by 63% First patient randomized in November 2025 Excess bowel movement frequency reduced by 60% 20+ sites activated Well tolerated, with safety profile consistent with other paltusotine clinical studies OLE to evaluate PFS and effect in real-world setting Preliminary investigator-assessed progression free survival (PFS) rate of 74% following one year of treatment Paltusotine is under investigation for the treatment of carcinoid syndrome. CS = Carcinoid Syndrome CRINETICS PHARMACEUTICALS | 8 1 SEER 17 & SEER 8 (Surveillance, Epidemiology, and End Results) Health Advances analysis, data on file

Paltusotine: Blockbuster Potential for a Second Indication of Carcinoid Syndrome

Substantial Patient Impact



18-34K people
with carcinoid syndrome in the U.S. treated with SRLs[1]

Patients on painful monthly SRLs injections often have breakthrough symptoms

Positive Phase 2 Data

- Flushing frequency reduced by 63%
- Excess bowel movement frequency reduced by 60%
- Well tolerated, with safety profile consistent with other paltusotine clinical studies
- Preliminary investigator-assessed progression free survival (PFS) rate of 74% following one year of treatment

Phase 3 Trial Underway

- First patient randomized in **November 2025**
- 20+ sites activated
- OLE to evaluate PFS and effect in real-world setting

Paltusotine is under investigation for the treatment of carcinoid syndrome.
CS = Carcinoid Syndrome
[1] SEER 17 & SEER 8 (Surveillance, Epidemiology, and End Results) Health Advances analysis, data on file

CRINETICS PHARMACEUTICALS | 8

People Atumelnant Living Vision: with CAH Healthier Hormone Levels for 2500 High A4 High A4 (A4) 2000 + + Level Normal GC High GC (ng/dL) 1500 1000 Normal A4 Androstenedione 500 + Normal High GC A4 + GC 0 5 10 15 20 25 Glucocorticoid (GC) Dose (Hydrocortisone Equivalent) (mg/m2/day) A single pill taken once a day that eliminates excess ACTH driven adrenal activation and its clinical sequalae for people struggling with Congenital Adrenal Hyperplasia Atumelnant is an investigational drug currently in Phase 3 studies for the treatment of CAH. CRINETICS PHARMACEUTICALS | 10

Key Rapid, Biomarker Substantial for and CAH Sustained Disease Control A4 Reductions, the GC Stable Dose, GC Dose Reduced, • All dose cohorts had substantial PM Atumelnant Dosing AM Atumelnant Dosing decreases vs. baseline, with the 1800 40 mg 80 mg 120 mg Cohort 4 80 mg magnitude of response N=10² N=11 N=6 N=8 increasing with dose (ng/dL)¹ 1600 • In Cohort 4, reducing (SE) 1400 glucocorticoid (GC) doses had no A4 1200 meaningful impact on magnitude of reduction in A4 1000 levels Serum -58% -70% • Morning dosing of atumelnant 800 -67% in Cohort 4 also had no 1,285 -80% Morning 600 1,231 1,195 discernible impact on A4 1,064 reduction Mean 400 • Additional data to be generated 560 200 455 in ongoing open-label extension 329 183 0 BL W12 BL W12 BL W12 BL W12 (EOT) (EOT) (EOT) (EOT) BL = Baseline, W12 = Week 12; EOT = End of Therapy. GC = Glucocorticoid ¹ Percentage declines shown on chart represent the means of individual percentage declines observed ² 1 participant had a missing week 12 value (taken outside time window). CRINETICS PHARMACEUTICALS | 11

Sustained Robust A4 with Reduction GCs Reduced Maintained to Physiologic with AM Dosing Levels and Morning Serum A4 Levels and GC Doses Over Time for Cohort 4 (80mg AM Dosing) Atumelnant GC Taper From Weeks 2-10 Stable GC Dose 14.0 A4 1500 GC Dose 7/8 Achieved 1 Mean Physiologic 13.0 GC GC Doses Serum 12.0 1000 Dose Morning 11.0 of (ng/dL) (mg/m 2 (SE) 500 10.0 Serum A4 /day) Normal Mean GC 9.0 (SE) Female ULN Male ULN 0 8.0 Baseline 2 8 12 (EOT) Week Number of Participants: Cohort 4 80 mg 10 10 9 8 .A4 = Androstenedione; GC = Glucocorticoid; EOT: End of Treatment; ULN: Upper limit of normal. 1 <11 mg/m2/day Hydrocortisone equivalents CRINETICS PHARMACEUTICALS | 12 Atumelnant is an investigational drug currently in Phase 3 studies for the treatment of CAH.

Adverse Atumelnant Events Continues Reported to be Well Tolerated with No Serious Phase 2 (N=38¹) OLE (N=25 to date²) (GCs reduced) Cohort 1 – 3 (N=28) (Stable GC doses) • 7 participants now have exposure ≥20 • Well tolerated, no serious adverse events and no weeks, of which 1 participant has reached treatment-related severe adverse events >40 weeks of treatment • No discontinuations • Well tolerated, no serious adverse events • 1 participant at 120 mg experienced AST/ALT increases and no treatment-related severe adverse without increases in bilirubin and with values reverting events to baseline off study drug • No discontinuations Cohort 4 (N=10¹) (GCs reduced) • No hepatic transaminase adverse events • Well tolerated, no serious adverse events and no treatment-related severe adverse events • No discontinuations due to adverse events • No hepatic transaminase adverse events • Over 750 weeks of cumulative CAH patient exposure from the Phase 2 and OLE • >200 participants have received atumelnant to date across the clinical development program, including healthy volunteer, clinical pharmacology, Cushing’s and CAH studies ¹ Two subjects withdrew consent in Cohort 4. CRINETICS PHARMACEUTICALS | 13 ² As of December 31, 2025, N=25 participants enrolled. OLE data based on limited data snapshot as of December 12,, 2025. Atumelnant is an investigational drug currently in Phase 3 studies for the treatment of CAH.

Atumelnant: Potential for Blockbuster Therapy in CAH Substantial ~12K ~5K Currently Living with Patient Adults Children CAH in the U.S. Impact Positive Phase 2 Data Phase 3 Program Underway Rapid and sustained mean A4 reductions of up to First patient randomized in December 2025 80% as soon as 2 weeks and sustained at 12 weeks across all cohorts Pediatric trial to initiate in 1H2026 A4 reductions maintained in Cohort 4 while GC Phase 2 OLE ongoing to gather incremental doses reduced to physiologic levels in 7 of 8 patients data on longer duration of treatment, and Well tolerated, with favorable benefit/risk profile will include patients rolling over from Phase 3

Drug CRN09682: Conjugate First Candidate Platform for from SST2-Expressing Crinetics’ Nonpeptide Tumors Differentiation vs. Current Modalities • Non-cytotoxic when linked Payload • Highly potent when free Anticancer Agents • Interchangeable payload for (Chemotherapies, PROTAC) future development X Not tumor specific X Unfavorable PK/ADME Linker X Narrow therapeutic index • Stable in plasma • Cleaved intracellularly Antibody-Drug Conjugate Ligand • Selective nonpeptide SST2 agonist X Long half-life • High affinity and selectivity X Poor tumor penetration • Optimized internalization X Nonspecific uptake • Low molecular weight • Traditional chemical synthesis • Designed for straightforward Radioligand Therapies substitution with other GPCR-CRN09682 targeting small molecules X Limited number of cycles X Radionuclide supply Nonpeptide drug conjugate X Treatment logistics targeting SST2 receptors X Radiation safety MMAE: monomethyl auristatin E; tubulin inactivator; PROTAC: Proteolysis-targeting chimeras; PK: pharmacokinetics; ADME: Absorption, Distribution, Metabolism, and Excretion CRINETICS PHARMACEUTICALS | 15

Tumors CRN09682: and Potential Other SST2+ Blockbuster Tumors for Neuroendocrine ~11-21K people And even more Substantial treated with with other SST2+ Patient tumors (U.S.) Impact antitumor agents for NETs1 (U.S.) Promising Preclinical Data Phase 1/2 Program Underway Selectively delivered MMAE into SST2+ SCLC tumor First patient dosed in November 2025 model with minimal systemic exposure to free MMAE Phase 1 dose escalation study with Bayesian Induced rapid tumor regression in SCLC preclinical optimal interval design cell-derived tumor model in a dose-dependent Phase 2 dose expansion study in manner SST2+ expressing neuroendocrine tumors, SCLC and other neuroendocrine carcinomas, and other solid tumors MMAE: monomethyl auristatin E; NET: Neuroendocrine tumor; SCLC: small cell lung cancer); SSTR: somatostatin receptor CRINETICS PHARMACEUTICALS | 16 1 SEER 17 & SEER 8 (Surveillance, Epidemiology, and End Results), Health Advances analysis, data on file.

Vision 2030: Emerging as the Premier Endocrinology Business Sustainable Growth Funded by Revenue 2 Marketed Products 4 Approved Indications 7+ Clinical Pipeline Candidates Pipeline Expansion Fueled by Internal Innovation The vision for 2030 is aspirational and subject to significant risks, including the successful completion of ongoing and CRINETICS PHARMACEUTICALS | 17 future clinical programs, regulatory review and approval by relevant authorities, and market conditions.

THANK YOU CRINETICS PHARMACEUTICALS | 18 CRINETICS PHARMACEUTICALS | Atumelnant is an investigational drug currently in Phase 3 studies for the treatment of CAH. 14 CRINETICS PHARMACEUTICALS | 6 CRINETICS PHARMACEUTICALS | 2 Livingw

ith Acromegaly